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                                                                    EXHIBIT 23.A




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to the registration statement of our report dated February 13, 2001 incorporated by reference in Allied Capital Corporation's 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen, LLP
March 27, 2001